Exhibit (11) under N-1A
                                          Exhibit 23 under Item 601/Reg SK


               CONSENT OF EARNST & YOUNG LLP, INDEPENDENT AUDITORS



We consent to the reference to our firm under the caption "Financial Highlights" and to the use of our report dated September 12, 1997, in Post-Effective Amendment Number 6 to the Registration Statement (Form N-1A No. 33-54445) and the related Prospectus of Federated Institutional Short Duration Government Fund, dated March 31, 1998.



By: /s/ERNST & YOUNG LLP
    Ernst & Young LLP
Pittsburgh, Pennsylvania
March 30, 1997